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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 12, 1996 included or incorporated by reference in Pacific Gas and Electric Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

San Francisco, California
December 30, 1996